                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): November 3, 1994
                                                  ----------------


                            Merrill Lynch & Co., Inc.
                       -------------------------------------
            (Exact name of Registrant as specified in its charter)

   Delaware                          1-7182                      13-2740599
- --------------------------------------------------------------------------------
(State or other                   (Commission                (I.R.S. Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)


     World Financial Center, North Tower, New York, New York   10281-1220
     --------------------------------------------------------------------
           (Address of principal executive offices)       (Zip Code)



      Registrant's telephone number, including area code: (212) 449-1000
                                                          --------------



- --------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

Item 5.   Other Events
- -------   -------------

     Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 33-55363) filed by Merrill Lynch & Co., Inc. ("ML & Co.") with the Securities and Exchange Commission covering depositary shares and preferred stock. ML & Co. will offer 17,000,000 depositary shares (the "Depositary Shares"), each representing one-four hundredth of a share of ML & Co.'s 9% Cumulative Preferred Stock, Series A (the "Preferred Stock"). The exhibits consist of the form of certificate evidencing the Preferred Stock, the form of Depositary Receipt, the form of the Certificate of Designations relating to the Preferred Stock and the form of Deposit Agreement.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
- -------   -------------------------------------------------------------------


                             EXHIBITS

          4.1 Form of Certificate of Designations of the Registrant establishing the rights, preferences, privileges, qualifications, restrictions and limitations relating to the Preferred Stock.

          4.2             Form of certificate evidencing the Preferred Stock.

          4.3             Form of Deposit Agreement.

          4.4             Form of Depositary Receipt (attached as Exhibit A to
                          Exhibit 4.3 hereto).

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                        MERRILL LYNCH & CO., INC.
                                      ------------------------------
                                            (Registrant)



                                    By:     /s/ Theresa Lang
                                        _________________________
                                              Theresa Lang
                                               Treasurer



Date:  November 3, 1994

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                           MERRILL LYNCH & CO., INC.



                         EXHIBITS TO CURRENT REPORT ON
                        FORM 8-K DATED NOVEMBER 3, 1994



                                                   COMMISSION FILE NUMBER 1-7182

                                 EXHIBIT INDEX



Exhibit No.    Description                                     Page
- -----------    -----------                                     ----

     4.1       Form of Certificate of Designations
               of the Registrant establishing the
               rights, preferences, privileges,
               qualifications, restrictions and
               limitations relating to the
               Preferred Stock.

     4.2       Form of certificate evidencing
               the Preferred Stock.

     4.3       Form of Deposit Agreement.

     4.4       Form of Depositary Receipt
               (attached as Exhibit A to Exhibit
               4.3 hereto).